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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                   December 7, 1995
                                   ----------------


                                Wang Laboratories, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



                                      Delaware
                  --------------------------------------------------
                    (State or other jurisdiction of incorporation)



                      1-5677                            04-2192707
             ------------------------              -------------------
             (Commission File Number)                 (IRS Employer
                                                   Identification No.)



          600 Technology Park Drive, Billerica, Massachusetts        01821
          -------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)



         Registrant's telephone number, including area code (508) 967-5000
                                                            --------------



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             ITEM 5.   OTHER EVENTS.
                       -------------


                  On December 7, 1995 Wang Laboratories, Inc. ("Wang")
             announced that Wang will acquire all of the outstanding equity securities of privately-held Avail Systems Corporation for approximately 1.8 million shares of Wang's Common Stock having a transaction value of approximately $32 million.



             ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.
                       ---------------------------------

                  (c)  Exhibits

             Item               Description
             ----               -----------

             99.                Press Release Announcing
                                  Acquisition of Avail Systems
                                  Corporation
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                                      SIGNATURES


                  Pursuant to the requirements of the Securities Exchange
             Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WANG LABORATORIES, INC.



             Dated:  December 18, 1995     By:  /s/ Albert A. Notini
                     -----------------          --------------------
                                                Albert A. Notini,
                                                Senior Vice President,
                                                  General Counsel and
                                                  Secretary
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                                    EXHIBIT INDEX


             Exhibit No.    Description                        Page No.
             -----------    -----------                        -------

             Item               Description
             ----               -----------

             99.                Press Release Announcing
                                  Acquisition of Avail Systems
                                  Corporation